File No. 2-79140
                                                              File No. 811-3564


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION



                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant                       [X]


Check the appropriate box:

[ ]Preliminary proxy statement                [ ]Confidential, for Use
                                                 of the Commission Only
                                                 (as permitted by
                                                 Rule 14a-6(e)(2))

[X]Definitive proxy statement

[ ]Definitive additional materials

[ ]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                                  Pioneer Three
                 (Name of Registrant as Specified in Its Charter


                                  Pioneer Three
                   (Name of Person(s) Filing Proxy Statement)



Payment of filing fee (check the appropriate box):

[X] $125 per Exchange Act Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
    Item 22(a)(2).

                                 PIONEER THREE
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-225-6292
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, JANUARY 23, 1996


     A Special Meeting of Shareholders of Pioneer Three, a Massachusetts business trust (the "Fund") will be held at the offices of Hale and Dorr, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on Tuesday, January 23, 1996, to consider and act upon the following
Proposals:


      1. To approve amendments to the Fund's investment objectives;


      2. To approve a new Management Contract between the Fund and Pioneering Management Corporation, the Fund's investment adviser ("PMC"), including a performance based management fee and increasing the basic rate at which management fees are payable to PMC;


      3. To approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized as a Delaware business trust;

      4. To elect the eight (8) Trustees named in the attached Proxy Statement to serve on the Board of Trustees until their successors have been duly elected and qualified;


      5. To approve an amendment to the Fund's fundamental investment restriction regarding repurchase agreements;



      6. To approve an amendment to the Fund's fundamental investment restriction regarding underwriting;



      7. To approve the elimination of the Fund's fundamental investment policy regarding investment in investment companies;



      8. To approve an amendment to the Fund's fundamental investment restriction regarding commodities;



      9. To approve the elimination of the Fund's fundamental investment restriction regarding restricted securities;



     10. To approve the elimination of the Fund's fundamental investment restriction regarding "unseasoned" issuers;



     11. To approve the elimination of the Fund's fundamental investment restriction regarding affiliates of affiliates of the Fund;



     12. To approve an amendment to the Fund's fundamental investment restriction regarding loans;

     13. To approve an amendment to the Fund's fundamental investment restriction regarding borrowing;



     14. To approve the addition of a new fundamental investment restriction regarding "senior securities";



     15. To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending September 30, 1996; and



     16. To transact such other business as may properly come before the meeting or any adjournments thereof.



     Shareholders of record as of the close of business on November 27, 1995 are entitled to vote at the meeting or any adjournments thereof. The Proxy Statement and proxy card are being mailed to shareholders on or about December 1, 1995.


                                   By Order Of The Board of Trustees



                                   Joseph P. Barri, Secretary



Boston, Massachusetts


December 1, 1995


                              -------------------



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE

MEETING.

                                 PIONEER THREE
                                60 STATE STREET

                          BOSTON, MASSACHUSETTS 02109


                                 1-800-225-6292


                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS

                                JANUARY 23, 1996



     This Proxy Statement is furnished to shareholders of Pioneer Three, a Massachusetts business trust (the "Fund"), in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Hale and Dorr, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on Tuesday, January 23, 1996, and at any adjournments thereof (the "Meeting"). This Proxy Statement and enclosed proxy are being mailed to shareholders on or about December 1, 1995. THE FUND'S ANNUAL REPORT FOR ITS FISCAL PERIOD ENDED SEPTEMBER 30, 1995 MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT ITS EXECUTIVE OFFICES, 60 STATE STREET, BOSTON, MASSACHUSETTS 02109 OR BY CALLING 1-800-225-6292.



     Shareholders of record as of the close of business on November 27, 1995 (the "Record Date") are entitled to vote on all business of the Meeting or any adjournments thereof. As of the Record Date, there were outstanding 49,656,682.195 shares of beneficial interest of the Fund. To the knowledge of the management of the Fund, no person beneficially owns more than 5% of the outstanding shares of the Fund as of the Record Date.

                                   PROPOSAL 1

           APPROVAL OF AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVES


     At a Meeting held on November 7, 1995, the Trustees of the Fund unanimously approved and voted to recommend that the shareholders of the Fund approve a change in the Fund's investment objective from reasonable income and growth of capital to capital growth exclusively.

CURRENT OBJECTIVES AND RELATED POLICIES


     In pursuing its objective of growth of capital, the Fund invests only in companies with market capitalizations not exceeding $750 million. In order to pursue the other objective of reasonable income, the largest portion of the Fund's portfolio, at any time, has been invested in securities which have produced income in the form of dividends or interest over the past year.


REASONS FOR CHANGE


     Pioneering Management Corporation, the Fund's investment adviser ("PMC"), 60 State Street, Boston, Massachusetts 02109, has viewed the Fund's $750 million capitalization limitation policy as the primary means to achieving good long-term results because of the high earnings potential presented by such issues. It has recommended the change to the sole investment objective of capital growth because investing in such stocks that are also income paying presents unnecessary limitations on available investments. This is the case because many attractive emerging companies reinvest profits in business expansion rather than making significant current income distributions.



     In addition, the Fund is limited by its investment restrictions to investment in no more than 10% of a company's outstanding voting securities. As the Fund's net assets have grown, this restriction has made it increasingly difficult to find sufficient suitable investments for the Fund. Even if the Fund continues to be able to remain in technical compliance with its investment policies, PMC believes that the Fund's dual objectives are difficult to achieve.


CHANGES IN RELATED INVESTMENT POLICIES


     PMC believes that in pursuing the investment objective of capital growth, attractive investment opportunities for the Fund will be provided by mid-capitalization companies. For this purpose, mid-capitalization companies are companies with a market capitalization of less than $5 billion. PMC believes that mid-capitalization companies provide similar capital appreciation opportunities to small capitalization companies because of high potential earnings growth but present fewer difficulties in identifying potential investments.



     Consequently, whether or not the Proposal to change the Fund's investment objectives is approved by shareholders, the Trustees intend to eliminate the Fund's current $750 million capitalization investment limitation discussed above, to adopt a policy of investing at least 65% of the Fund's total assets in the securities of mid-capitalization companies in its place, and to change the name of the Fund to "Pioneer Mid-Cap Fund." As a "non-fundamental" policy, this mid-capitalization investment policy could be changed in the future by the Trustees without shareholder approval, although the SEC currently takes the position that the Fund could not continue to use "Mid-Cap" in its name if the policy were changed to reduce the percentage of such investment below 65%. The Trustees have no current intention of making such a change.


     In addition, if the proposed change in objectives is approved, the Trustees intend to eliminate the Fund's current policy discussed above of investing the largest portion of the Fund's portfolio in securities which have paid income over the past year. Although the Fund will still be able to invest in income producing securities, it will not be required to do so and payment of income will be an entirely incidental consideration in the elections of portfolio investments for the Fund.


     In proposing the change in objective, the Trustees also note that there are three other funds in the Pioneer family that combine growth and income objectives, but which do not have any limitations in terms of the market capitalization of portfolio holdings. These Funds are Pioneer Equity-Income Fund, Pioneer II and Pioneer Fund.



     Except to the extent described in Proposals 5-14, the other investment policies described in the Fund's prospectus will remain unchanged.


RISKS AND OTHER SPECIAL CONSIDERATIONS

     Because the Fund will no longer pursue an objective of reasonable income or be required to invest at all in income producing securities, it is expected that the Fund's dividend rate may be reduced over time. Accordingly, shareholders seeking current income are advised to reevaluate whether the Fund continues to be a suitable investment vehicle for their particular investment needs.


     The transition to the Fund's new investment objective and related policies may involve higher than normal portfolio turnover for a period following the change. High portfolio turnover, considered to be 100% or more, involves correspondingly higher brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of taxable gains that would be taxable when distributed to shareholders.



     Like the small-capitalization companies in which the Fund currently concentrates its investments, mid-capitalization companies may also involve greater risk than larger capitalization companies. Such companies tend to be more limited in their operations and newer than larger-capitalization companies and may be dependant upon a single proprietary product or market niche. They may have limited product lines, markets or financial resources, or may depend upon a limited management group. Typically, such companies have fewer securities outstanding and may be less liquid than large companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of such companies are generally more sensitive to purchase and sale transactions and, therefore, the prices of their securities tend to be more volatile than the securities of larger companies.

     It should be noted that the Fund is not restricted from investing in smaller-capitalization companies and may continue to hold such companies indefinitely. However, the proposed changes will significantly expand the number of companies in which the Fund may invest.

REQUIRED VOTE


     Adoption of Proposal 1 requires the approval of a majority of the outstanding voting securities of the Fund, which under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting (a "1940 Act Majority Vote").


     If this Proposal 1 is not approved by the shareholders of the Fund, the Fund will continue to adhere to its current investment objectives.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSAL TO AMEND THE FUND'S INVESTMENT OBJECTIVES.


                                   PROPOSAL 2



                      APPROVAL OF NEW MANAGEMENT CONTRACT



SUMMARY



     Pioneering Management Corporation has served as the Fund's investment adviser since the Fund's inception on November 12, 1982. PMC serves as the investment adviser for the Pioneer Family of Mutual Funds, Pioneer Interest Shares, Inc. ("Interest Shares") and for certain other institutional accounts. PMC, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation with publicly traded shares. PGI is located at 60 State Street, Boston, Massachusetts 02109.



     At the Meeting held on November 7, 1995, the Trustees, including all of the Trustees who are not "interested persons" of the Fund or PMC, unanimously approved and voted to recommend that the shareholders of the Fund approve a proposal to terminate the Fund's existing Management Contract between PMC and the Fund (the "Existing Contract") and to adopt a new Management Contract (the "Proposed Contract"). Under the Proposed Contract, the form of which is attached to this Proxy Statement as Exhibit A, THERE WILL BE AN INCREASE IN THE BASIC RATE OF MANAGEMENT FEES PAID BY THE FUND TO PMC. AS DESCRIBED MORE FULLY BELOW, DEPENDING UPON THE FUND'S INVESTMENT PERFORMANCE RELATIVE TO A SELECTED SECURITIES INDEX, THIS BASIC FEE WILL BE INCREASED OR DECREASED AND THE FEE ULTIMATELY PAID BY THE FUND MAY BE HIGHER OR LOWER THAN THAT PAID UNDER THE EXISTING CONTRACT.

EXISTING MANAGEMENT CONTRACT

     Pursuant to the terms of the Existing Contract, PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs subject only to the authority of the Board of Trustees. PMC is authorized to buy and sell securities for the account of the Fund and to designate brokers to carry out such transactions, subject to the right of the Trustees to disapprove any such purchase or sale. PMC may not make any purchase the cost of which exceeds funds currently available for the Fund and may not make any purchase which would violate any fundamental policy or restriction with respect to the Fund in the Fund's Prospectus or Statement of Additional Information as in effect from time to time.


     PMC pays all expenses, including executive salaries and the rental of office space, related to its services for the Fund with the exception of the following which are paid by the Fund: (i) charges and expenses for determining from time to time the value of the net assets of the Fund and the keeping of its books and records, (ii) the charges and expenses of auditors, (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund, (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party, (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies, (vi) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission (the "SEC"), state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such agencies, (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies, (viii) charges and expenses of legal counsel to the Fund; (ix) if applicable, distribution expenses of the Fund pursuant to a Plan of Distribution in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act, and (x) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI, or Pioneer Funds Distributor, Inc. The Existing Contract was initially approved by the Board of Trustees on July 10, 1990, and its renewal was most recently approved by the Board at a meeting held in April, 1995. On October 12, 1990, the Existing Contract was submitted to and approved by the shareholders of the Fund. The Existing Contract is renewable annually by the vote of PMC's Board and by vote of a majority of the Funds Board, including a majority of the Trustees who are not "interested persons" of the Fund, PMC or PFD, cast in person at a meeting called for the purpose of voting on such renewal. The Existing Contract terminates if assigned (as defined in the Investment Company
Act) and may be terminated without penalty by either party by vote of its Board or a majority of its outstanding voting securities and upon 60 days' written notice.


     As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC an annual management fee under the

Existing Contract equal to 0.50% of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million, and 0.45% of the excess over $300 million. This fee is computed daily and paid monthly.


PROPOSED MANAGEMENT CONTRACT

     The terms of the Proposed Contract differ materially from those of the Existing Contract in respect of the management fees payable to PMC and in certain other respects described below.

BASIC FEE


     As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC a basic annual management fee under the Proposed Contract of 0.625% of the Fund's average daily net assets (the "Basic Fee"). One twelfth ( 1/12) of this annual Basic Fee would be applied to the Fund's average daily net assets for the current month, giving a dollar amount which is the monthly Basic Fee.


     The Basic Fee represents an increase in the management fee rate payable to PMC over the rates under the Existing Contract. The Board determined that the Basic Fee is fair and reasonable apart from the application of the performance fee adjustment described below under which the Basic Fee would be increased or decreased based upon the Fund's performance.

PERFORMANCE FEE ADJUSTMENT


     The Board of Trustees is proposing the implementation of a performance adjustment which will either increase or decrease the monthly Basic Fee paid by the Fund to PMC based on the performance of the Fund as compared to the investment record (the "record") of the Standard & Poors Mid-Cap 400 Index of mid-capitalization stocks (the "Index"). This Index is composed of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index and was the first benchmark of midcap stock price movements. It is not possible to predict the effect of the performance adjustment on the overall compensation to PMC in the future since it will depend on the performance of the Fund relative to the record of the Index.



     The Board determined that it would be appropriate to increase PMC's compensation when the Fund's performance exceeds that of an objective index and, conversely, to reduce PMC's compensation when the Fund's performance is lower than the record of that index. The Index was deemed appropriate for this comparison because it is broad-based and its characteristics are expected to correlate well with the market capitalizations of the stocks in which the Fund invests. The Board believes that a performance adjustment is appropriate for funds of this type and that providing incentives to PMC based on its performance benefits shareholders.


     The Board is proposing that there be a performance adjustment which would increase or decrease the Basic fee based on the performance of the Fund over a

36-month performance period. The Basic Fee would be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the Index over the same period. This performance comparison would be made at the end of each month. Each percentage point of difference (up to maximum difference of 10 percentage points) would be multiplied by a performance adjustment rate of .02%. The maximum adjustment rate is therefore .20%. One-twelfth of this rate would then be applied to the average daily net assets of the Fund over the entire performance period which covers the current month and the prior 35 months ("performance period"), giving the dollar amount which will be added to (or subtracted from) the Basic Fee.




     Application of Performance Adjustment. The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.




                           INVESTMENT PERFORMANCE*                 CUMULATIVE CHANGE
                        -----------------------------       --------------------------------
                        FIRST DAY       END OF PERIOD       ABSOLUTE       PERCENTAGE POINTS
                        ---------       -------------       --------       -----------------
Fund................      $  10             $  13             +$ 3           +30%
Index...............        100               123             + 23           +23%

     *Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on the securities which comprise the Index are treated as if reinvested on the ex-dividend date.

     The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: One-twelfth of the Basic Fee of 0.625% would be applied to the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.02% producing a rate of 0.14%. One-twelfth of this rate is then applied to the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the dollar amount calculated for the performance period. If the investment performance of the Index during the performance period exceeded the performance record of the Fund, the dollar amount of the performance adjustment would be deducted from the Basic Fee.

     Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.


     Phase-In of Performance Adjustment. For the period starting with the effective date of the Proposed Contract (expected to be February 1, 1996) and ending June 30,

1996, the Board believes it is appropriate for the Fund to continue to pay the same management fee rate as under the Existing Contract which is lower than the Basic Fee that would otherwise be in effect. In the event that shareholder approval of the Proposed Contract is delayed until an adjourned session of the meeting, this period would be shortened accordingly beginning with the date of approval.

     Because the performance adjustment will operate on a basis prospective to the time proposed to shareholders, neither investment results nor average assets from periods prior to February, 1996 will be considered in the initial implementation of the performance based fee. In addition, the Board determined that performance adjustments that would have the effect of increasing PMC's compensation will be made only on the basis of comparisons of at least 12 months. As a consequence, no performance adjustment increasing the Basic Fee will be made until a 12 month performance record, starting in February, 1996, has accrued. However, the Board believes it would be appropriate to apply a performance adjustment that would have the effect of lowering the Basic Fee after a 6 month performance record, starting in February, 1996, has accrued.


     Accordingly, starting with July, 1996, the Basic Fee will take effect and will be adjusted for the relative performance of the Fund and the record of the Index from February 1, 1996 onward if such adjustment would have the effect of lowering the Basic Fee. The application of negative adjustments only will continue through December 31, 1996. Starting with January, 1997, the Basic Fee will be adjusted to reflect both increases and decreases based upon the Fund's performance relative to the Index from February 1, 1996 onward.

     The performance adjustment will be applied against assets over the same period of performance and thereafter a new month will be added to the period for purposes of measuring performance and average assets until the period equals 36 months. After 36 months have elapsed from February, 1996, the performance period will consist of the most recent month plus the previous 35 months.


     The following chart summarizes the transition to the proposed new fee structure:



*2/96 - 6/96         --    0.50% per annum on average net assets up to
                           $250 million
                           0.48% per annum on the next $50 million in
                           net assets
                           0.45% per annum on net assets exceeding $300
                           million

7/96 - 12/96         --    0.625% per annum minus up to 0.20% per annum
                           based on performance of Fund relative to
                           Index from 2/96

1/97 and thereafter  --    0.625% per annum plus or minus up to 0.20%
                           per annum based on performance of Fund
                           relative to Index from 2/96. Each additional
                           month is added to the performance period up
                           to 36 months after which the period will
                           consist of the most recent month plus the
                           previous 35 months.


     *Or such later date as the Proposed Contract may be approved at an adjourned session of the meeting.

EFFECT OF THE NEW MANAGEMENT FEE STRUCTURE


     Under the Existing Contract, the Fund pays management fees at an effective annual rate of 0.46% based on net assets of $1,011,224,843 at October 31, 1995. Under the Proposed Contract, the Fund would pay a maximum annual fee of 0.825% and a minimum annual fee of 0.425% based upon the Fund's performance relative to the Index as described above.




     Set forth below is a chart showing the dollar amount of management fees paid during the Fund's past fiscal year under the Existing Contract and the amount of fees that would have been paid under the Proposed Contract at the maximum, base and minimum fee rates. The chart also shows the percentage differences these amounts that would have been paid under the Proposed Contract represent from the amount paid under the Existing Contract. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund under the Existing Contract as a percentage of average net assets and the amount of fees and expenses shareholders would have paid if the maximum, base and minimum fees under the Proposed Contract had been in effect. The information in the table is an estimate based on actual expenses for the fiscal year ended
September 30, 1995.


                     DOLLAR AMOUNT OF MANAGEMENT FEES PAID

                     (FISCAL YEAR ENDED SEPTEMBER 30, 1995)




                                                          PROPOSED CONTRACT
                                     EXISTING    ------------------------------------
                                     CONTRACT     MAXIMUM        BASE       MINIMUM
                                    ----------   ----------   ----------   ----------
Amount of Fees Paid or that Would
  Have Been Paid..................  $4,701,000   $8,363,031   $6,335,629   $4,308,228
Percentage Difference from Amount
  Paid under Existing Contract....         N/A        +77.9%       +34.8%       -8.36%


                             COMPARATIVE FEE TABLE

ANNUAL FUND OPERATING EXPENSES

(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                 PROPOSED FEE
                                                EXISTING   -------------------------
                                                  FEE      MAXIMUM   BASE    MINIMUM
                                                --------   -------   -----   -------
Management Fee................................     .46       .825     .625     .425
12b-1 Fees....................................     .18        .18      .18      .18
Other Expenses................................     .21        .21      .21      .21
Total Fund Operating Expenses.................     .85       1.22     1.02      .82


EXAMPLE

     The following illustrates the expenses on a $1,000 investment under the existing and proposed maximum, base and minimum fees and the expense stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                        ------     -------     -------     --------
    Existing Fee......................   $  8        $25         $44         $ 98
    Proposed Fee......................
      Maximum.........................   $ 11        $35         $61         $135
      Base............................   $ 10        $30         $52         $116
      Minimum.........................   $  8        $24         $42         $ 94



     The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund.
The example above should not be considered a representation of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown above.


DIFFERENCES IN CERTAIN OTHER PROVISIONS UNDER PROPOSED CONTRACT


     Standard of Care. The Existing Contract provides no express contractual "standard of care" applicable to the actions of PMC. Under the Proposed Contract, PMC "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of [PMC]
 . . ." PMC, however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement." The proposed "standard of care" is consistent with the Investment Company Act, PMC's most recent management contracts and common practice in the mutual fund industry.



     PMC's Authority. The Existing Contract authorizes PMC to buy and sell securities on behalf of the Fund. PMC must, however, promptly notify the Trustees of each purchase and sale transaction and, if any three (3) Trustees disapprove such transaction within forty-eight (48) hours, PMC shall cancel the transaction at the Fund's risk. The Proposed Contract provides that PMC shall have full discretion to act for the Fund in connection with purchase and sale transactions subject only to the Declaration of Trust, Bylaws, currently effective registrations under the Investment Company Act and the Securities Act of 1933, as amended (the "1933 Act"), investment objectives, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees. Since the Fund's inception in 1982, the Trustees have never requested that PMC cancel a purchase or sale transaction on behalf of the Fund.



     Portfolio Trading. Under the Existing Contract, PMC must conduct purchase and sale transactions on behalf of the Fund at the "best price and execution available." This provision of the Existing Contract has been interpreted to permit PMC to place purchase and sale orders with brokers from whom PMC has obtained supplemental investment and market research and economic analysis in accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, even if it results in the Fund paying a commission to a broker greater than the amount another broker may charge. Consistent with common practice in the mutual fund industry and with PMC's most recent management contracts, the Proposed Contract expressly permits PMC to engage in such activity. For a more detailed description of the Fund's current portfolio brokerage practices, see the Appendix.



     Expense Limitation. The Proposed Contract provides that if the operating expenses of the Fund exceed the limits established by state "blue sky" administrators, PMC's fee will be reduced (but not below $0) to the extent required by such limits. The Proposed Contract also provides that PMC may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the Fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by PMC at any time. The Existing Contract does not include comparable provisions.



     Expenses. The Existing Contract provides that the Fund shall pay, among other things, charges and expenses associated with determining its net asset value and keeping its books and records. These expenses have historically consisted of the costs incurred by PMC in providing accounting, pricing and appraisal services, including costs associated with PMC personnel and equipment employed in connection with providing such services. PMC has requested a clarification that the expenses for which the Fund would be required to reimburse PMC be expanded to include overhead related to the provision of such services, as would be the case if the Fund contracted with an independent provider of such services. As a result, the Proposed Contract provides that the Fund shall pay ". . . charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of [PMC] or its affiliates, office space and facilities and personnel compensation, training and benefits . . ." PMC has estimated that, at current direct labor costs, aggregate annualized fund accounting overhead charges allocated to the Fund will be approximately $10,000. PMC has informed the Board of Trustees of the Fund that this change in the Proposed Contract will not have a material effect on PMC's profitability. See "Factors Considered by the Trustees" below.



     Other Differences. The Proposed Contract also reflects certain other substantive and stylistic differences from the Existing Contract resulting from an effort to modernize the provisions of the Proposed Contract. These differences include provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) PMC is an independent contractor and not an employee of the Fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable; (vi) the Fund may pay for charges and expenses of counsel to the "non-interested" Trustees as well as counsel to the Fund; and (vii) subject to obtaining best execution, PMC may consider sales of other funds in the Pioneer Family of Mutual Funds when selecting brokers and dealers to execute the Fund's securities transactions.

MISCELLANEOUS


     If approved, the Proposed Contract will become effective on February 1, 1996 (or on the date of approval if approved after that date) and will continue in effect until May 31, 1997, and thereafter will continue from year to year subject to annual approval by the Board of Trustees in the same manner as the Existing Contract. The Proposed Contract terminates if assigned (as defined in the Investment Company Act) and may terminate without penalty, upon sixty (60) days' written notice, by either party by vote of its Board or by a vote of a majority of the outstanding voting securities of the Fund. The description of the differences between the Existing Contract and the Proposed Contract set forth above and the other information with respect to the Proposed Contract are qualified in their entirety by reference to the form of Proposed Contract, attached hereto as Exhibit A.


ADDITIONAL INFORMATION PERTAINING TO PMC

     For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to PMC, see the Appendix.

FACTORS CONSIDERED BY THE TRUSTEES


     The Trustees determined that the terms of the Proposed Contract are fair and reasonable and that approval of the Proposed Contract on behalf of the Fund is in the best interests of the Fund. In approving the Proposed Contract and recommending its approval by the shareholders of the Fund, the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, considered that the form of the Existing Contract, which is also used by certain other mutual funds in the Pioneer Family of Mutual Funds, had not been materially revised in several years, that similar Proposals would be made to shareholders of all such other mutual funds in the Pioneer Family of Mutual Funds at their next shareholder meeting, that the material changes in the Proposed Contract were in accordance with common industry practice, and that overhead on accounting, pricing and appraisal services would not be material to the Fund or its shareholders or PMC's profitability.



     The Trustees considered a number of factors in deciding to recommend an increase in the Basic Fee and a performance fee adjustment. At all times during the Trustees' deliberations, they were advised by Fund counsel and their own independent counsel. When the Trustees were presented with the proposed fee arrangements, they requested and were furnished with substantial information to assist in their evaluation. In considering whether to adopt the proposed arrangement, the Trustees considered, among other things, information relating to the overall reasonableness of both the Basic Fee and the fee adjustment as well the appropriateness of the performance measurement index.

     The Trustees' determination of the appropriateness of the Index was based on a number of factors, including the volatility and diversification of the Fund's holdings, the types of securities expected to be owned in relation to the securities represented by the Index and the Fund's expected objective. The Trustees, including all of the Trustees who are not "interested persons" of the Fund or PMC, determined that the Index represented a well-recognized, broad-based, market value-weighted index that would likely correlate closely with the Fund's holdings. Furthermore, this correlation was anticipated to be of a degree that any divergence between the Fund's performance and that of the Index could be attributed to PMC's skill in stock selection within the parameters established by the Fund's objectives and policies. The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based on random or insignificant differences between the Fund and the Index. Finally, the Trustees determined that both the Basic Fee and the amount of any adjustments would be equitable and fair to the shareholders of the Fund.


TRUSTEES' RECOMMENDATION


     Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Fund or PMC, concluded that the proposed Management Contract was fair and reasonable and in the best interests of the Fund's shareholders and by a vote cast at a meeting held on November 7, 1995, unanimously approved and voted to recommend to the shareholders of the Fund that they approve the Proposal to terminate the Existing Contract and to adopt the Proposed Contract.


REQUIRED VOTE


     Adoption of Proposal 2 requires the affirmative 1940 Act Majority Vote of the Fund. If the Proposed Contract is not approved by the shareholders of the Fund, the Existing Contract will continue in effect.


     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED MANAGEMENT CONTRACT.

                                   PROPOSAL 3


                APPROVAL OF AN AGREEMENT AND PLAN PROVIDING FOR
              THE REORGANIZATION OF THE FUND FROM A MASSACHUSETTS
                  BUSINESS TRUST TO A DELAWARE BUSINESS TRUST.


GENERAL

     The Board of Trustees has unanimously approved, subject to the approval of shareholders of the Fund, an Agreement and Plan of Reorganization (the "Plan of Reorganization") in the form attached to this Proxy Statement as Exhibit B. The Plan of

Reorganization provides for the reorganization (the "Reorganization") of the Fund, a Massachusetts business trust ("Current Fund"), to a newly established Delaware business trust which, prior to the reorganization, will have no assets or operations.



     The Reorganization will entail creating a Delaware business trust (the "Successor Fund"). Following the Reorganization, the Successor Fund will carry on the business of the Current Fund. If shareholders approve any or all of the proposed changes in the Fund's investment objectives, policies and restrictions described in Proposal 1 and Proposals 5 through 14, the Fund's operations will change accordingly, to the extent approved. If none of these changes are approved, the Successor Fund will have investment objectives, policies and restrictions that are identical to the investment objective, policies and restrictions applicable to the Current Fund. The Successor Fund will also enter into a management contract and other service agreements which provide the same services on the same terms as the Proposed Contract (subject to approval of Proposal 2 by the Fund) and other service agreements currently applicable to the Current Fund. Shareholders should be aware that there may be deemed to occur a momentary inconsistency with certain of the Current Fund's policies and restrictions (such as restrictions on investments in any one issuer and investments in other investment companies) during the Reorganization. The principal differences between a Delaware business trust and a Massachusetts business trust as forms of organization are discussed below under the caption "Comparison of Business Trusts under Delaware Law and Massachusetts Law." Approval of the Reorganization also constitutes approval of the termination of the Current Fund in accordance with Massachusetts law. Following the Reorganization, PMC will serve as investment adviser for the Successor Fund under a management contract identical to the Proposed Contract or the Existing Contract, in the event the Proposed Contract is not approved.


REASONS FOR THE PROPOSED REORGANIZATION


     The Current Fund is organized as a Massachusetts business trust. The proposed form of organization as a Delaware business trust offers certain advantages over the current form of organization as a Massachusetts business trust. The advantages include the ability to offer multiple classes of shares and granting the Trustees greater power to amend the Delaware Declaration of Trust without shareholder approval, although such advantages could also be achieved under Massachusetts law by amending the Current Fund's Declaration of Trust. THE ADVANTAGES OF THE DELAWARE DECLARATION OF TRUST COMPARED TO THE CURRENT FUND'S DECLARATION OF TRUST, DISCUSSED IN MORE DETAIL BELOW, INCLUDE CLEARER LIMITATIONS UPON LIABILITY OF SHAREHOLDERS AND TRUSTEES AND GREATER FLEXIBILITY IN METHODS OF VOTING.


     The Fund's structure as an investment company with only one portfolio of investments and a single class of securities is illustrative of one difference between the Current Fund and the possible structures permitted by a Delaware business trust. The Fund's Declaration of Trust currently permits the Trust to issue multiple series, each consisting of a single class of shares of beneficial interest. The Delaware Declaration of Trust would also permit the Trustees to designate separate series of beneficial interest. In addition, the Delaware Declaration of Trust would specifically authorize the Trustees to designate and issue an unlimited number of classes of shares of each series of the trust ("Multiple Class System"). Under the Multiple Class System, the Successor Fund could tailor its marketing and distribution activities to a broader segment of the investing public which may ultimately result in a reduction of the operating expenses incurred by certain classes of shareholders.

PROPOSED MULTIPLE CLASS SYSTEM


     If Proposal 3 is approved by the shareholders of the Fund, PMC intends to recommend to the Board of Trustees of the Successor Fund that the Successor Fund adopt the Multiple Class System. Currently, PFD does not permit holders of shares of other funds in the Pioneer Family of Mutual Funds sold subject to various contingent deferred sales charge arrangements ("CDSC") ("Class B shares" and "Class C shares") to exchange their Class B shares or Class C shares for shares of the Fund because the Fund is not able to impose a CDSC upon redemption of its shares. Without the ability to make an exchange privilege available for Class B and Class C shareholders of the other Pioneer Funds offering such shares, the Current Fund is at a competitive disadvantage relative to other mutual funds which offer this exchange privilege. Rather than offering only one class of shares and organizing separate funds to employ alternative distribution methods, the Trustees believe that shareholders and investors will benefit from the Successor Fund's ability to make additional distribution channels and exchange privileges available. The Trustees believe that establishing separate classes of shares of the Successor Fund will allow the Successor Fund to appeal to investors and shareholders who prefer to invest in funds offering payment of a CDSC rather than a front-end sales load. As of the date of this Proxy Statement, the Trustees intend to authorize the Successor Fund to issue two additional classes of shares. The Trustees reserve the right to issue one or more additional classes of shares of the Fund at any time without further notice to the shareholders.



     Under the Multiple Class System, the shares of the Successor Fund and any subsequently created class of shares of the Successor Fund would each represent interests in the same series of shares and portfolio of investments. They would be identical in all respects, except that the Trustees would be authorized to differentiate among the classes in the following respects: any class (i) could be subject to a distribution plan under Rule 12b-1 (each a "Class Distribution Plan") and could make different payments pursuant to that Class Distribution Plan (including payments for any other costs relating to obtaining shareholder approval of a Class Distribution Plan for that class or an amendment to that Class Distribution Plan); (ii) would have exclusive voting rights with respect to any Class Distribution Plan adopted exclusively with respect to that class;
(iii) could bear certain expenses attributable to the shares of that class, including without limitation (a) transfer agency fees (including the incremental costs of monitoring a CDSC and/or conversion feature applicable to a special class of shares), (b) printing and postage expenses relating to preparing and distributing materials such as shareholder reports, newsletters, prospectuses and proxy statements to current shareholders of a specific class of shares, (c) SEC, state and foreign registration fees incurred by a specific class of shares, (d) the expenses of administrative personnel and services required to support the shareholders of a specific class of shares (including, but not limited to, maintaining telephone lines and personnel to answer shareholder's inquiries about their accounts, the Successor Fund or a particular series), (e) litigation or other legal expenses relating to a specific class of shares, (f) Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares, and (g) accounting expenses relating to a specific class of shares; (iv) may be subject to different sales charges (including CDSCs), conversion and/or exchange arrangements; and (v) may bear its own name or designation.


     Implementation. When the Successor Fund adopts the Multiple Class System, existing shares of the Fund will be designated as Class A shares and will continue to be sold at net asset value plus the applicable sales charge and subject to the Rule 12b-1 distribution fee pursuant to the Rule 12b-1 plan of distribution (the "Class A Plan") approved by the Current Fund's shareholders on November 1, 1991. The Successor Fund, will issue two additional classes of shares of the Fund, Class B shares and Class C shares. It is expected that Class B shares and Class C shares will be offered subject to different CDSC arrangements and a Rule 12b-1 distribution fee based on a percentage of the Fund's average net assets attributable to each class of shares pursuant to a separate Rule 12b-1 plan of distribution for each class.


COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE LAW AND MASSACHUSETTS LAW



     Limitation of Shareholder and Series Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as Current Fund shareholders) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, the Board of Trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the Trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.



     Limitation of Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or bylaws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or bylaws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The Trustees believe that such limitations on liability under Delaware law are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.


     Shareholder Voting. Delaware law provides that a Delaware business trust's declaration of trust or bylaws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.



     Board Composition. Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the Investment Company Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware business trust to be governed by individuals who are more familiar with such series' particular operations.


COMPARISON OF THE CURRENT FUND'S DECLARATION OF TRUST UNDER MASSACHUSETTS LAW AND THE DELAWARE DECLARATION OF TRUST UNDER DELAWARE LAW


     It is anticipated that a Delaware business trust will be required to hold fewer shareholder meetings than a Massachusetts business trust, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the Trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The Trustees may have the power to amend the business trust's governing instrument to create a class or series of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the Trustees will be subject to applicable state and Federal law. The flexibility of a Delaware business trust should help to assure that the Delaware business trust always operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

TRUSTEES' RECOMMENDATION

     After considering the matters discussed above and other matters deemed to be relevant, the Trustees determined that the Reorganization (i) is in the best interest of the Current Fund and (ii) will not result in dilution of the interest of the shareholders of the Current Fund. The Trustees unanimously voted to recommend to the shareholders of the Current Fund that they approve the Reorganization.

REQUIRED VOTE


     Approval of the Agreement and Plan of Reorganization requires the affirmative 1940 Act Majority Vote of the Current Fund. The Trustees have determined that the Reorganization will not proceed as described above unless the shareholders of the Current Fund approve the Reorganization. In the event that the shareholders of the Current Fund do not vote in favor of the Reorganization, the Trustees will determine what further action, if any, to take, including the possibility of resubmitting the Proposal at a later time.



     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF
THE FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE REORGANIZATION OF THE FUND FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST.


SUMMARY OF THE PLAN OF REORGANIZATION


     The following discussion summarizes certain terms of the Plan of Reorganization. The summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan of Reorganization, which is attached to this Proxy Statement as Exhibit B. Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on or about January 31, 1996.



     In order to accomplish the Reorganization, a Delaware business trust will be formed with a single series corresponding to the Current Fund. On the closing date of the Reorganization (the "Closing Date"), the Current Fund will transfer all of its assets to the Successor Fund in exchange for the assumption by the Successor Fund of all the liabilities of that Current Fund and the issuance to the Current Fund of shares of beneficial interest of the Successor Fund ("Successor Fund shares") equal to the value (as determined by using the procedures set forth in the Current Fund's current prospectus) on the date of the exchange of the Current Fund's net assets. The Current Fund as sole shareholder of the Successor Fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, the Current Fund will liquidate and distribute Successor Fund shares to each Current Fund shareholder pro rata in proportion to the Current Fund shareholder's beneficial interest in the

Current Fund ("Current Fund shares") in exchange for his or her Current Fund shares. After this distribution of Successor Fund shares, the Current Fund will, as soon as practicable thereafter, be wound up and terminated. Certificates evidencing full or fractional Successor Fund shares will not be mailed to shareholders. UPON COMPLETION OF THE REORGANIZATION, EACH CURRENT FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR FUND SHARES EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT FUND SHARES AS OF THE DATE OF THE EXCHANGE.


     As described above, the Plan of Reorganization authorizes the Current Fund as the then sole shareholder of the Successor Fund (i) to elect as Trustees of the Delaware business trust the persons who currently serve as Trustees of the Massachusetts business trust; (ii) to ratify the selection of the independent accountants; (iii) to approve an investment advisory agreement for the Successor Fund; and (iv) to approve the Rule 12b-1 plan of distribution for the Successor Fund.


     The newly elected Trustees will hold office without limit in time except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by at least a majority of the Trustees prior to removal; and
(iii) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Successor Fund. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders.



     If, at any time prior to the Closing of the Reorganization, the Trustees determine that it would not be in the best interest of the Current Fund or the shareholders to proceed with the execution of the Plan of Reorganization, the Reorganization will not go forward, notwithstanding the approval of the Reorganization by the shareholders at the Meeting. The obligations of the Current Fund under the Plan of Reorganization are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by mutual agreement of the Trustees of the Current Fund and the Successor Fund. The Current Fund and the Successor Fund may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of shareholders of the Current Fund.


CONTINUATION OF SHAREHOLDER ACCOUNTS AND SERVICES


     The Successor Fund's transfer agent, Pioneering Services Corporation ("PSC"), will establish accounts for all shareholders of the Successor Fund containing the appropriate number of Successor Fund shares to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Current Fund for each shareholder. Shareholders who have elected to receive a particular service, such as telephone redemptions or exchanges or Pioneer Investomatic Plans, will continue to receive such services as a shareholder of the Successor Fund without any further action.

EXPENSES OF THE REORGANIZATION


     The Current Fund will bear its expenses associated with the transactions contemplated by the Plan of Reorganization. In the event that the Reorganization is successfully completed, such expenses will be assumed by the Successor Fund. It is presently estimated that the expenses of the Reorganization will be approximately $10,000.


TAX CONSEQUENCES OF THE REORGANIZATION


     It is a condition to the consummation of the Reorganization that the Fund receives on or before the Closing Date an opinion from counsel, Hale and Dorr, substantially to the effect that, among other things, for federal income tax purposes the transactions contemplated by the Plan of Reorganization will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by the Current Fund or its shareholders upon (1) the transfer of all of the Current Fund's assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of the Current Fund's liabilities or (2) the distribution by the Current Fund of the Successor Fund shares, in liquidation of the Current Fund, to the shareholders in exchange for their shares of the Current Fund. The opinion will further state, among other things, that (i) the federal tax basis of Successor Fund shares to be received by shareholders of the Current Fund will be the same as the federal tax basis of the shares of the Current Fund surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her Successor Fund shares will include such shareholder's holding period for the shares of the Current Fund surrendered in exchange therefor, provided that such shares of the Current Fund were held as capital assets on the date of the exchange.



DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE DECLARATION OF TRUST


     The following is a summary of certain provisions of the Successor Trust's Delaware Declaration of Trust. This summary is qualified in its entirety by reference to the form of Delaware Declaration of Trust attached hereto as Exhibit C.


     Series and Classes. As discussed above, the Delaware Declaration of Trust would permit the Successor Fund to issue series of its shares which would represent interests in separate portfolios of investments, including that of the Current Fund. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series. Each series would also be authorized to implement a Multiple Class System.



     Limitations on Derivative Actions. In addition to the requirements under Delaware law, the Delaware Declaration of Trust provides that a shareholder of the Successor Fund may bring a derivative action on behalf of the Successor Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Successor Fund, or 10% of the outstanding shares of the series or class of which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Successor Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.



     Shareholder Meetings and Voting Rights. The Successor Fund is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Successor Fund shall be entitled to one vote on all matters presented to shareholders including the election of Trustees. Shareholders of the Successor Fund do not have cumulative voting rights in connection with the election of Trustees. Meetings of shareholders of the Successor Fund, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Successor Fund shall only have the right to vote with respect to the limited number of matters specified in the Delaware Declaration of Trust and such other matters as the Trustees shall determine or shall be required by law.



     Indemnification. The Delaware Declaration of Trust provides for indemnification of Trustees, officers and agents of the Successor Fund provided that no such indemnification shall be provided to any person who is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware business trust.



     The Delaware Declaration of Trust provides that if any shareholder or former shareholder of any series shall be held personally liable solely by reason of their being or having been a shareholder and not because of their acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Successor Fund, on behalf of any affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.


     Termination. The Delaware Declaration of Trust would permit termination of the Successor Fund or of any series or class of the Successor Fund (i) by a majority of the shareholders at a meeting of shareholders of the Successor Fund, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Successor Fund, or any successor series or class to maintain their assets at an appropriate size; (ii) changes in laws or regulations governing them or affecting assets of the type in which they invest; or (iii) economic developments or trends having a significant adverse impact on their business or operations. Termination of the Current Fund requires the approval of a majority of the outstanding shares of the Fund.


     Merger, Consolidation, Sale of Assets, Etc. The Delaware Declaration of Trust would authorize the Trustees without shareholder approval to specifically permit the Successor Fund, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Successor Fund, or any series thereof. A merger, consolidation or sale of assets of the Current Fund requires an affirmative 1940 Act Majority Vote of the Fund.



     Amendments. The Delaware Declaration of Trust would permit the Trustees to amend the Delaware Declaration of Trust without a shareholder vote; provided that shareholders of the Successor Fund shall have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) with respect to which shareholder approval is required by law; (iii) that would amend this provision of the Declaration of Trust; and (iv) with respect to any other matter that the Trustees determine to submit to shareholders. Any amendment to the Current Fund's Declaration of Trust, except an amendment changing the name of the Fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Declaration of Trust, requires the approval of the Current Fund's shareholders.


                                   PROPOSAL 4


                              ELECTION OF TRUSTEES



     The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the eight (8) nominees named below as Trustees of the Fund. All of the nominees currently serve as Trustees and have been recommended by the Nominating Committee of the Trustees which consists solely of Trustees who are not "interested persons", of the Fund, PMC or the Fund's principal underwriter, Pioneer Funds Distributor, Inc. ("PFD") within the meaning of the Investment Company Act.



     Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. In addition, if Proposal 3 regarding the reorganization of the Fund as a Delaware business trust is approved by shareholders, the election of Trustees of the Fund shall also be deemed to constitute election as Trustees of the Successor Fund. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Trustees.



     The following table sets forth each nominee's position(s) with the Fund, age, address, principal occupation or employment during the past five years and directorships, and indicates the date on which he or she first became a Trustee of the Fund. The table also shows the number of shares of beneficial interest of the Fund beneficially owned by each nominee, directly or indirectly, on October
31, 1995.




                                                                    SHARES OF BENEFICIAL
                                                                    INTEREST OF THE FUND
         NAME, AGE,                                                  BENEFICIALLY OWNED
      POSITION(S) WITH          PRINCIPAL OCCUPATION     FIRST     AND PERCENTAGE OF TOTAL
          THE FUND                 OR EMPLOYMENT        BECAME A     SHARES OUTSTANDING
        AND ADDRESS             AND TRUSTEESHIPS(1)     TRUSTEE    ON OCTOBER 31, 1995(2)
----------------------------  ------------------------  --------   -----------------------
JOHN F. COGAN, JR., 69*       President, Chief           1982            14,713.503
Chairman of the Board         Executive Officer and a
President and Trustee         Director of PGI;
60 State Street               Chairman and a Director
Boston, MA 02109              of PMC, PFD, Pioneer
                              Goldfields Limited
                              ("PGL") and Teberebie
                              Goldfields Limited;
                              Director of PSC and
                              Pioneer Capital
                              Corporation ("PCC");
                              President and Director
                              of Pioneer Plans
                              Corporation ("PPC"),
                              Pioneer Investment
                              Corporation ("PIC"),
                              Pioneer Metals and
                              Technology, Inc. ("PMT")
                              and Pioneer
                              International
                              Corporation ("P.Intl.");
                              Chairman of the
                              Supervisory Board of
                              Pioneer Fonds Marketing
                              GmbH ("Pioneer GmbH");
                              Member of the
                              Supervisory Board of
                              Pioneer First Polish
                              Trust Fund Joint Stock
                              Company ("PFPT"); and
                              Chairman and Partner,
                              Hale and Dorr (Counsel
                              to the Fund)

                                                                    SHARES OF BENEFICIAL
                                                                    INTEREST OF THE FUND
         NAME, AGE,                                                  BENEFICIALLY OWNED
      POSITION(S) WITH          PRINCIPAL OCCUPATION     FIRST     AND PERCENTAGE OF TOTAL
          THE FUND                 OR EMPLOYMENT        BECAME A     SHARES OUTSTANDING
        AND ADDRESS             AND TRUSTEESHIPS(1)     TRUSTEE    ON OCTOBER 31, 1995(2)
----------------------------  ------------------------  --------   -----------------------
RICHARD H. EGDAHL, M.D., 68   Professor of Management,   1992               -0-
Trustee                       Boston University School
Boston University Health      of Management; Professor
Policy Institute              of Public Health, Boston
53 Bay State Road             University School of
Boston, MA 02115              Public Health; Professor
                              of Surgery, Boston
                              University School of
                              Medicine; Director,
                              Boston University Health
                              Policy Institute and
                              University Medical
                              Center; Executive Vice
                              President and Vice
                              Chairman of the Board,
                              University Hospital;
                              Academic Vice President
                              for Health Affairs,
                              Boston University;
                              Director, Essex
                              Investment Management
                              Company, Inc., an
                              investment adviser,
                              Health Payment Review,
                              Inc., a health care
                              containment software
                              firm, Mediplex Group,
                              Inc., a nursing care
                              facilities firm, Peer
                              Review Analysis, Inc., a
                              health care utilization
                              management firm, and
                              Springer-Verlag New
                              York, Inc., a publisher;
                              and Honorary Director,
                              Franciscan Children's
                              Hospital

MARGARET B.W. GRAHAM, 48      Founding Director,         1990               -0-
Trustee                       Winthrop, Group, Inc., a
The Keep                      consulting firm, since
P.O. Box 110                  1982; Manager of
Little Deer Isle, ME 04650    Research Operations,
                              Xerox Palo Alto Research
                              Center, between 1991 and
                              1994; and Professor of
                              Operations Management
                              and Management of
                              Technology, Boston
                              University School of
                              Management, between 1989
                              and 1993

                                                                    SHARES OF BENEFICIAL
                                                                    INTEREST OF THE FUND
         NAME, AGE,                                                  BENEFICIALLY OWNED
      POSITION(S) WITH          PRINCIPAL OCCUPATION     FIRST     AND PERCENTAGE OF TOTAL
          THE FUND                 OR EMPLOYMENT        BECAME A     SHARES OUTSTANDING
        AND ADDRESS             AND TRUSTEESHIPS(1)     TRUSTEE    ON OCTOBER 31, 1995(2)
----------------------------  ------------------------  --------   -----------------------
JOHN W. KENDRICK, 78          Professor Emeritus of      1982              235.154
Trustee                       Economics, George
6363 Waterway Dr.             Washington University;
Falls Church, VA 22044        and Economic Consultant
                              and Director, American
                              Productivity and Quality
                              Center

MARGUERITE A. PIRET, 47       President, Newbury,        1982                  -0-
Trustee                       Piret & Company, Inc., a
One Boston Place              merchant banking firm
Suite 2635
Boston, MA 02108

DAVID D. TRIPPLE, 51*         Director and Executive     1986            1,731.637
Executive Vice President      Vice President of PGI;
and Trustee                   President, Chief
60 State Street               Investment Officer and a
Boston, MA 02109              Director of PMC;
                              Director of PFD, PCC,
                              Pioneer SBIC Corp., P.
                              Intl. and PIC; and
                              Member of the
                              Supervisory Board of
                              PFPT

STEPHEN K. WEST, 67           Partner, Sullivan &        1993                  -0-
Trustee                       Cromwell, a law firm
125 Broad Street
New York, NY 10004

JOHN WINTHROP, 59             President, John Winthrop   1985            1,217.614
Trustee                       & Co., a private
One North Adgers Wharf        investment firm;
Charleston, SC 29401          Director of NUI Corp.;
                              and Trustee of Alliance
                              Capital Reserve,
                              Alliance Government
                              Reserve and Alliance Tax
                              Exempt Reserve


-------------


* Messrs. Cogan and Tripple are "interested persons" of the Fund, PMC and PFD within the meaning of the Investment Company Act.

(1) Each nominee also serves as a trustee for each of the 25 open-end investment companies (mutual funds) in the Pioneer Family of Mutual Funds and for each of the 8 portfolios of Pioneer Variable Annuity Trust and as a Director of Pioneer Interest Shares, Inc., a closed-end investment company ("Interest Shares"). Except for Dr. Egdahl and Mr. West, each Trustee was elected by the shareholders of the Fund in 1990. Dr. Egdahl and Mr. West were elected by the Trustees in August, 1992 and October, 1993, respectively.

(2) As of October 31, 1995, the Trustees and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

     Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. Ms. Graham, Ms. Piret and Mr. Winthrop serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent directors. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     During the fiscal year ended September 30, 1995, the Board of Trustees held eleven meetings, the Audit Committee held five meetings and the Nominating Committee did not meet. All of the current Trustees and Committee Members then serving attended at least 75% of the meetings of the Board of Trustees or applicable committee, if any, held during the fiscal year ended September 30, 1995.


OTHER EXECUTIVE OFFICERS

     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Fund, the following table provides information with respect to the other executive officers of the Fund. Each executive officer is elected by the Board of Trustees and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


NAME, AGE AND POSITION WITH THE FUND               PRINCIPAL OCCUPATION(S)
-------------------------------------  -----------------------------------------------
WILLIAM H. KEOUGH, 58, Treasurer       Senior Vice President, Chief Financial Officer
                                       and Treasurer of PGI and Treasurer of PFD, PMC,
                                       PSC, PPC, Pioneer SBIC Corp., PIC, PMT, P.
                                       Intl. and of each fund in the Pioneer Family of
                                       Mutual Funds.

JOSEPH P. BARRI, 49, Secretary         Secretary of PGI, PMC and PCC, and of each fund
                                       in the Pioneer Family of Mutual Funds; Clerk of
                                       PFD and PSC; and Partner, Hale and Dorr
                                       (counsel to the Fund).


REMUNERATION OF TRUSTEES AND OFFICERS

     The following table provides information regarding the compensation paid by the Fund and the other investment companies in the Pioneer Family of Mutual Funds to the Trustees for their services for the Fund's most recently completed fiscal year. Compensation paid by the Fund to Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Fund by PMC. The Fund pays no salary or other compensation to its officers.

                                                                        TOTAL COMPENSA-
                                                                         TION FROM THE
                                                      PENSION OR        FUND AND OTHER
                                   AGGREGATE          RETIREMENT         FUNDS IN THE
                                  COMPENSATION         BENEFITS         PIONEER FAMILY
           DIRECTOR              FROM THE FUND*        ACCRUED         OF MUTUAL FUNDS**
-------------------------------  --------------       ----------       -----------------
John F. Cogan, Jr. ............     $     0+              $0                $      0+
Richard H. Egdahl, M.D. .......       4,500                0                  55,650
Margaret B.W. Graham...........       4,500                0                  55,650
John W. Kendrick...............       4,500                0                  55,650
Marguerite A. Piret............       6,063                0                  66,650
David D. Tripple...............           0+               0                       0+
Stephen K. West................       6,167                0                  63,650
John Winthrop..................       5,750                0                  63,650
                                 -------------------------------------------------------
  Totals.......................     $31,480               $0                $360,900

-------------

+ PMC fully reimbursed the Fund and the other funds in the Pioneer Family of Mutual Funds for compensation paid to Messrs. Cogan and Tripple.
*    For the fiscal year ended September 30, 1995.
**   For the calendar year ended December 31, 1994.

REQUIRED VOTE

     In accordance with the Fund's Declaration of Trust, the vote of a plurality of all of the shares of the Fund voted at the Meeting is sufficient to elect the nominees.


                             PROPOSALS 5 THROUGH 14


     ELIMINATION, AMENDMENT OR ADDITION OF VARIOUS INVESTMENT RESTRICTIONS

GENERAL

     The Trustees of the Fund unanimously recommend that shareholders approve the elimination, amendment or addition of several of the Fund's investment restrictions, as described in detail below. All of the current restrictions proposed to be eliminated or amended are set forth in the Fund's Statement of Additional Information except for the repurchase agreement policy discussed under Proposal 5 which is contained in the Prospectus.


     Each Proposal requires the separate approval of the shareholders of the Fund. Each of these restrictions is a fundamental investment policy that may only be changed by an affirmative 1940 Act Majority Vote. See "Required Vote" below.

                                   PROPOSAL 5


                      AMENDMENT OF FUNDAMENTAL INVESTMENT

                  RESTRICTION REGARDING REPURCHASE AGREEMENTS


     The Fund's current fundamental policy regarding repurchase agreements states:



          The Fund may enter into repurchase agreements with banks, generally not exceeding seven days.


     If amended as proposed, the new policy will state:


          The Fund may enter into repurchase agreements with banks and broker-dealers, generally not exceeding seven days.


     The amendment is being proposed to permit the Fund to enter into repurchase agreements with brokers as well as banks. This ability is consistent with that of the other Pioneer funds that invest in repurchase agreements. Repurchase agreements afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk. However, such transactions do involve credit risk. If the seller defaults on its obligation under a repurchase agreement, the Fund could realize a loss on the sale of the underlying security or be subject to delays and associated expenses. In order to protect against these risks, the Fund will enter into repurchase agreements only with banks and brokers that have been reviewed and approved by the Trustees. PMC has advised the Trustees that it believes the brokers with whom the Fund will enter into repurchase agreements if the change is approved do not generally present any greater credit risk than the current bank counterparties.


                                   PROPOSAL 6


                      AMENDMENT TO FUNDAMENTAL INVESTMENT
                         POLICY REGARDING UNDERWRITING

     The Fund's current investment policy regarding underwriting states that the Fund may not:

          underwrite any issue of securities.

     If amended as proposed, the new policy will state that the Fund may not:

          act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.


     The Investment Company Act Requires that a fund state a formal fundamental policy regarding underwriting. The amendment is being proposed to clarify that the sale by the Fund of portfolio securities restricted as to transfer by the federal securities laws will not be subject to this restriction to the extent such a sale may be deemed to be underwriting activity. As discussed in detail in Proposal 9, PMC believes it is advantageous for a fund with investment policies such as the Fund's to have the flexibility to invest in restricted securities. The proposed amendment would eliminate any doubt created by the current underwriting restriction as to the Fund's ability to dispose of any restricted securities it may acquire.


                                   PROPOSAL 7


                     ELIMINATION OF FUNDAMENTAL INVESTMENT
                   RESTRICTION REGARDING INVESTMENT COMPANIES

     The Fund's existing fundamental investment restriction regarding investment companies and investment funds states that the Fund may not:

          acquire the securities of any other domestic or foreign investment company or investment fund (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained shall prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

     If eliminated as proposed, the Trustees would adopt a new non-fundamental restriction that would provide that the Fund may not:

          invest in securities of other registered investment companies, except by purchases in the open market including only customary brokers' commissions, and except as they may be acquired as part of a merger, a consolidation or an acquisition of assets.


     This change is being proposed to provide the Fund with additional investment flexibility. The change would permit investment in investment vehicles (except other mutual funds) that would be attractive investments for the Fund but may technically be (or be deemed to be ) investment companies (as defined in the Investment Company Act) or investment funds (which has no precise meaning but arguably encompasses any pooled investment vehicle) and therefore prohibited by the Fund's investment restriction. Even though securities of such issuers may involve the duplication of some fees and expenses, PMC believes that they can provide attractive investment opportunities that, except for the restriction stated above, would be consistent with the Fund's investment objectives and policies. PMC does not currently expect to significantly invest the Fund's assets in such vehicles but would like the flexibility to do so to the extent permitted by the Investment Company Act should appropriate opportunities arise.

                                   PROPOSAL 8


                      AMENDMENT OF FUNDAMENTAL INVESTMENT
                       RESTRICTION REGARDING COMMODITIES


     The Fund's existing fundamental investment restriction regarding commodities states that the Fund may not:


          invest in commodities, commodity contracts, or real estate.

     If amended as proposed, the restriction would provide that the Fund may not:


          invest in real estate, commodities or commodity contracts, except that the Fund may invest in real estate investment trusts and in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.


     The Investment Company Act requires that a fund state a formal fundamental investment policy regarding investment in commodities. Any financial futures contract or related option is considered to be a commodity. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodities. The amendment is being proposed to enable the Fund to invest in financial futures contracts and related options for hedging and other permissible purposes and to clarify that certain practices in which the Fund engages (such as forward foreign currency contracts) or might in the future engage (such as swaps) are not subject to this restriction.


     A financial futures contract is a contract to buy or sell units of a particular securities index or foreign currency at an agreed price on a specified future date. Depending on the change in value of the index or currency between the time when a fund enters into and terminates a financial futures transaction, the fund realizes a gain or loss. Financial futures and options on financial futures are typically used for hedging purposes and involve certain risks, including imperfect correlations between movements in the prices of financial futures and options and movements in the price of the underlying securities index or currency or the portfolio securities that are the subject of a hedge, potentially illiquid secondary markets at certain times and inability of the adviser to correctly predict market or currency movements. The Fund does not currently intend to engage in financial futures and related options transactions or any other investment practice not currently described in its Prospectus. In the event that the Trustees decide in the future it is desirable for the Fund to engage in any such practices, the Fund's Prospectus will be revised accordingly, including the addition of appropriate risk disclosure.

                                   PROPOSAL 9


                     ELIMINATION OF FUNDAMENTAL INVESTMENT
                  RESTRICTION REGARDING RESTRICTED SECURITIES

     The Fund's existing fundamental investment restriction regarding restricted securities states that the Fund may not:

          purchase "investment letter" securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public).

     If eliminated as proposed, the Trustees would adopt a new non-fundamental restriction that would provide that the Fund may not:

          purchase (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets would be invested in securities described in (a), (b) and (c) above.

     The SEC has long taken the position that an open-end investment company should limit its investments in illiquid securities because such securities may present problems of accurate valuation and because the investment company would have difficulty satisfying redemptions within the permitted seven day time period. In general, illiquid securities have included restricted securities and those securities for which there is no readily available market. Since the adoption of the Fund's investment restriction, the SEC has revised its position to permit a fund to invest up to 15% of its net assets in illiquid securities.

     In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in providing capital to developing companies, the SEC has also, since the adoption of the Fund's investment restriction, adopted Rule 144A, which is designed to facilitate efficient trading of restricted securities among institutional investors. The SEC has specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the trustees of a fund determine that the securities are liquid. It is expected that the Trustees of the Fund will delegate to PMC the daily function of determining and monitoring the liquidity of restricted securities.

     The change is being proposed to provide the Fund with the flexibility to take advantage of these regulatory developments. As securities markets have evolved, PMC believes that the Fund's current restriction has become unnecessarily restrictive. The fact that a security may be restricted will not necessarily adversely affect either the liquidity or the accurate valuation of such investment. The Fund might thereby be constrained from making attractive investments even though they could satisfy both valuation and redemption concerns.


     Certain state blue sky laws may limit the ability of the Fund to invest in restricted securities, including restricted securities that are readily marketable. To the extent required by a state securities administrator, the Fund may undertake to limit its investment in restricted securities to a lower percentage.



                                  PROPOSAL 10


                     ELIMINATION OF FUNDAMENTAL INVESTMENT

                   RESTRICTION REGARDING "UNSEASONED" ISSUERS


     The Fund's existing fundamental investment restriction regarding securities of "unseasoned" issuers states that the Fund may not:

          purchase the securities of any enterprise which has a business history of less than three years, including the operation of any predecessor business to which it succeeded.


     The Investment Company Act does not impose any limitation upon investment in securities of issuers with a limited operating history. The change is being proposed to permit the Fund to invest in such securities to the extent that PMC believes that such investment would be beneficial to the Fund and would not involve undue risk. In general, PMC believes that it would be advantageous for any fund that concentrates on mid-capitalization stocks to have the flexibility to invest in recently formed companies. The risks of investing in such companies are similar to the general risks of investing in mid-capitalization companies discussed above in Proposal 1. Although the Fund will not formally adopt a percentage limitation on such investments, it is not expected that PMC will invest more than 5% of the Fund's assets in such securities.


     Certain state blue sky laws may limit the ability of the Fund to invest in securities of unseasoned issuers either alone or in combination with certain other types of securities such as restricted securities. To the extent required by a state securities administrator, the Fund may undertake to limit its investment to a specified percentage.


                                  PROPOSAL 11



                     ELIMINATION OF FUNDAMENTAL INVESTMENT


                 RESTRICTION REGARDING AFFILIATES OF AFFILIATES



     The Fund's existing fundamental investment restriction regarding securities of affiliates of affiliates of the Fund states that the Fund may not:



          purchase or retain the securities of any company if those officers and Trustees of the Fund, or officers and directors of its adviser or principal underwriter, owning individually more than one-half of 1% of the securities of such company, together own more than 5% of the securities of such company.

     If the elimination of this restriction is approved by shareholders, the Trustees will adopt the identical restriction as a non-fundamental policy. The restriction is required by the blue sky laws of states in which the Fund offers its shares but is not required to be stated as a matter of fundamental policy.

     The change is being proposed to give the Trustees the flexibility to amend the restriction if desired without the need for shareholder approval in the event of a change in the applicable blue sky laws or if the Fund ceases to offer shares in such states. There is no current expectation that either of these developments is likely to occur. In the event of such an occurrence, PMC will advise the Trustees whether it might be desirable to consider changing the restriction.


                                  PROPOSAL 12



                      AMENDMENT OF FUNDAMENTAL INVESTMENT


                          RESTRICTION REGARDING LOANS



     The Fund's existing fundamental investment restriction regarding making loans states that the Fund may not:



          make loans, provided that (i) the purchase of publicly distributed debt securities pursuant to the Fund's investment objectives shall not be deemed loans for the purposes of this restriction; (ii) loans of portfolio securities, as described from time to time, under the heading "Lending of Portfolio Securities" shall be made only in accordance with the terms and conditions therein set forth and (iii) in seeking a return on temporarily available cash the Fund may engage in repurchase transactions with banks maturing in seven days or less and involving obligations of the U.S. Government, its agencies or instrumentalities.


     If amended as proposed, the restriction would provide that the Fund may not:


          make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.



     The Investment Company Act requires that a Fund state a fundamental investment policy regarding making loans. This amendment is being proposed to clarify that the Fund may enter into repurchase agreements with brokers pursuant to the proposed new repurchase agreement policy discussed in Proposal 5 and to provide future flexibility to adjust the Fund's repurchase agreement and securities lending practices without the need to further revise the restriction.

                                  PROPOSAL 13



                      AMENDMENT OF FUNDAMENTAL INVESTMENT


                        RESTRICTION REGARDING BORROWING



     The Fund's existing fundamental investment restriction regarding borrowing states that the Fund may not:


          borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets at the time of the borrowing.

     If amended as proposed, the restriction will provide that the Fund may not:


          borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding
     33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements and dollar rolls) exceed 10% of the Fund's total assets.



     The Investment Company Act requires that a fund state a fundamental policy regarding borrowing. The amendment is being proposed (1) to raise the percentage limit to the maximum permitted by the Investment Company Act, (2) to clarify that the Fund may borrow from banks both for extraordinary or emergency purposes and to meet redemptions and (3) to give the Fund the future ability to engage in reverse repurchase agreements and dollar rolls without the need for shareholder approval. The Proposal would also eliminate the requirement to value the Fund's assets at the lower of cost or market.


     Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a fund sells securities for delivery in the current month and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     Although the change in percentage limitation is significant, there is no current expectation that the Fund will engage in borrowing beyond its current practices. In regard to the permitted uses of bank borrowings, clarification is necessary because the current restriction is not explicit with respect to the Fund's ability to borrow to meet redemp-tions. In regard to reverse repurchase agreements and dollar rolls, the Fund does not currently engage or desire to engage in either of these investment practices. However, because these common practices may be deemed to constitute borrowings, the Trustees believe it is best to create the flexibility to introduce such practices at some future time without the need for shareholder approval if this becomes desirable. In such event, the Prospectus and Statement of Additional Information would be amended accordingly, including the addition of appropriate risk disclosure.


                                  PROPOSAL 14



                       ADDITION OF FUNDAMENTAL INVESTMENT


                   RESTRICTION REGARDING "SENIOR SECURITIES"



     The Trustees propose adopting a fundamental investment restriction regarding the issuance of "senior securities" such that the Fund may not:


          issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

     The Investment Company Act requires that a fund state a fundamental policy regarding the issuance of "senior securities" which are any securities that have preferential rights compared to the Fund's shares of beneficial interest. The Fund does not currently have such a policy. The above restriction is being proposed for the purpose of complying with this technical requirement. The restriction is designed to clarify that the issuance of multiple classes or series of shares by the Fund would be permitted and that certain investment practices in which the Fund engages or might in the future desire to engage which could be deemed to be senior securities are not.

     Except for forward foreign currency contracts, forward commitments and repurchase agreements in which the Fund already engages, the Fund has no current intention of engaging in the other listed investment practices. However, the Trustees believe it is appropriate to provide clarification at this time that such practices (and other unspecified investment practices) are not covered by the restriction in case it becomes desirable to engage in one or more of these practices at some future time. In the event that a new practice is implemented, the Prospectus and Statement of Additional Information will be revised accordingly, including the addition of appropriate risk disclosure.

TRUSTEES' RECOMMENDATIONS



     At a meeting of the Trustees held on November 7, 1995, the Trustees unanimously approved, and voted to recommend to the shareholders of the Fund that they approve the proposed elimination or amendment of certain of the Fund's investment restrictions. In taking such action and making such recommendations, the Trustees considered the fact that the proposed changes will provide clarification relating to certain investment restrictions and flexibility to adjust to changing regulations and markets and new investment techniques without continually incurring the significant expense involved in soliciting proxies and holding shareholder meetings. The Trustees believe that this increased clarity and flexibility will be beneficial to present shareholders as well as potential investors.


     Except as described in this Proxy Statement, approval of the proposed changes to the investment restrictions will not result in changes in the Trustees, officers, investment programs and services or any operations that are described in the Fund's current Prospectus and Statement of Additional information.

REQUIRED VOTE


     Adoption of each of Proposals 5 through 14 requires the affirmative 1940 Act Majority Vote of the Fund.


     If all or some of the Proposals are not approved by the shareholders of the Fund, the Fund will continue to adhere to the current investment restriction(s) as to which no change has been approved.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSALS TO ELIMINATE, AMEND OR ADD CERTAIN INVESTMENT RESTRICTIONS.


                                  PROPOSAL 15


                          RATIFICATION OF SELECTION OF

                         INDEPENDENT PUBLIC ACCOUNTANTS


     The firm of Arthur Andersen LLP has served as the Fund's independent public accountant since the Fund's inception. Audit services during the fiscal year ended September 30, 1995 consisted of examinations of the Fund's financial statements for this period and reviews of the Fund's filings with the SEC.

     The Trustees, including all of the Trustees who are not "interested persons" of the Fund or PMC, have selected Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ended September 30, 1996, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ended September 30, 1996 requires the affirmative vote of a majority of the shares present and entitled to vote at the meeting.


     THE TRUSTEES UNANIMOUSLY RECOMMENDED THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996.


                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold such a meeting of shareholders in 1997.

SHARES HELD IN RETIREMENT PLANS

     The Fund is permitted to vote any shares held in Retirement Plans and will do so if necessary to obtain a quorum.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals, including the election of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other Proposal.

     Shares of the Fund represented at the meeting (including, shares which abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has the same legal effect as a vote against the Proposal.


     Adoption by the shareholders of any of Proposals 1, 2, 3 and 5 through 14 requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy at the Meeting, or
(ii) 50% or more of the outstanding shares of the Fund. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any Proposal, those shares will not be considered as present and entitled to vote as to that Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a Proposal has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same legal effect as a vote against such Proposal.


OTHER BUSINESS

     While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHODS OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by the Fund. In addition to soliciting proxies by mail, the Fund may, at its expense, have one or more of its officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.


     The Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.


     Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


December 1, 1995

                                    APPENDIX

ADDITIONAL INFORMATION PERTAINING TO PMC


     DIRECTORS. Information regarding the affiliations of Mr. Cogan, Chairman of PMC, and Mr. Tripple, a Director of PMC, is contained in Proposal 4 of this Proxy Statement. The following table provides information with respect to the other Director of PMC:



 NAME, AGE AND ADDRESS                    PRINCIPAL OCCUPATION(S)
-----------------------  ----------------------------------------------------------
ROBERT L. BUTLER, 54     Executive Vice President and a Director of PGI; President
60 State Street          and a Director of PFD; Director of PSC, PIC, and P. Intl.;
Boston, MA 02109         Vice Chairman of Pioneer GmbH; and a Member of the
                         Supervisory Board of PFPT.


     OWNERSHIP OF PMC. PMC is a wholly-owned subsidiary of PGI. As of October 31, 1995, Mr. Cogan beneficially owned 3,656,841 shares (14.74%) of the outstanding Common Stock of PGI. Mr. Cogan's beneficial holdings included 1,637,726 shares held in trusts with respect to which Mr. Cogan may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which Mr. Cogan has the right to acquire under outstanding options within sixty days of October 31, 1995. At such date, Messrs. Butler and Tripple, PMC's other directors, each owned beneficially less than 2% of the outstanding Common Stock of PGI. As of October 31, 1995, officers and directors of PMC and Trustees and officers of the Fund beneficially owned an aggregate of 4,596,866 shares of Common Stock of PGI, approximately 20% of the outstanding Common Stock of PGI. During PGI's fiscal year ended December 31, 1994, there were no transactions in PGI Common Stock by any officer, Trustee of the Fund or Director of PMC in an amount equal to or exceeding 1% of the outstanding Common Stock of PGI.

     SERVICES PROVIDED TO THE FUND BY AFFILIATES OF PMC. PSC serves as the Fund's transfer agent and shareholder servicing agent. Under the terms of its contract with the Fund, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. For the fiscal year ended September 30, 1995 the Fund paid PSC approximately $1,635,000 in fees for these services.

     PFD, an indirect wholly owned subsidiary of PGI, serves as the Fund's principal underwriter. For the fiscal year ended September 30, 1995, the Fund paid PFD approximately $1,799,000 in distribution fees pursuant to the Fund's Distribution Plan. Such fees are paid to PFD in reimbursement of expenses related to servicing of shareholder accounts and compensating broker/dealers and sales personnel. For the same period, PFD earned net underwriting commissions in connection with its offering of shares of the Fund in the amount of approximately $1,409,000 of which approximately $1,224,000 was reallowed to dealers.

     SIMILAR FUNDS MANAGED BY PMC. PMC serves as the investment manager to the following funds with investment objectives similar to the Fund's current and proposed revised objectives:



                                                              NAME OF FUND
            ANNUAL MANAGEMENT FEE RATE                 (NET ASSETS AS OF 10/31/95)
---------------------------------------------------    ---------------------------
0.50% on average net assets up to $250 million         Pioneer II
0.48% on the next $50 million in net assets            ($5,082,142,503)
0.45% on net assets exceeding $300 million


0.65% on average net assets up to $300 million         Pioneer Capital Growth Fund
0.60% on the next $200 million in net assets           ($1,157,087,165)
0.50% on the next $500 million in net assets           Pioneer Equity-Income Fund
0.45% on net assets exceeding $1 billion               ($310,414,150)



     PORTFOLIO TRANSACTIONS. All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Current and Proposed Management Contracts. In selecting brokers or dealers, PMC considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.


     PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. Such research services must be lawful and appropriate assistance to PMC in the performance of its investment decision making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. This information might be useful to PMC in providing services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided to PMC by brokers and dealers through whom other clients of PMC effect securities transactions might be useful to PMC in providing services to the Fund. The receipt of such research is not expected to reduce PMC's normal independent research activities; however, it enables PMC to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
                              -------------------

                                                                       EXHIBIT A


                              MANAGEMENT CONTRACT


     THIS AGREEMENT dated this 1st day of February, 1996 between Pioneer Mid-Cap Fund (formerly Pioneer Three), a Delaware business trust (the "Trust"), and Pioneering Management Corporation, a Delaware corporation (the "Manager").


                              W I T N E S S E T H

     WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"),

     WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Manager do hereby agree as follows:

     1. (a) The Manager will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust, consistent with the investment objectives and policies of the Trust. The Manager will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Securities and Exchange Commission, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (b) The Manager will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or entities.


     (c) The Manager will maintain all books and records with respect to the Trust's securities transactions required by sub paragraphs (b)(5), (6), (9) and
(10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.



     2. (a) Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.


     (b) The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust.


     (c) The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager, or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the Commission; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Manager, the Trust (other than as Trustees), The Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

     (d) In addition to the expenses described in Section 2(c) above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

     3. (a) The Trust shall pay to the Manager, as compensation for the Manager's services and expenses assumed hereunder, a fee as set forth below. Management fees payable hereunder shall be computed daily and paid monthly in arrears.

     (i) For the period beginning on the date this Contract becomes effective and ending on June 30, 1996, the fee shall be paid at the annual rate of 0.50% of the Trust's average daily net assets up to $250 million, 0.48% of the next $50 million, and 0.45% of the excess over $300 million (the "Carryover Fee").

     (ii) For periods after June 30, 1996, the fee payable hereunder shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of the Trust in relation to the Standard & Poors Mid-Cap 400 Index (the "Index").

     (iii) The Basic Fee is payable at an annual rate of 0.625% of the Trust's average daily net assets.

     (iv) The Performance Adjustment consists of an adjustment to the monthly Basic Fee to be made by applying a performance adjustment rate to the average net assets of the Trust over the performance period. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Trust experienced better or worse performance than the Index.

     The Performance Adjustment rate is 0.02% per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Trust's investment performance for the period was better or worse than the record of the index as then constituted. The maximum performance adjustment is 0.20% per annum.


     The performance period will commence on February 1, 1996. During the first five months thereafter there will be no Performance Adjustment and the Carryover Fee will be in effect. Starting with July, 1996 and ending with December, 1997 (the "Transition Period"), the Performance Adjustment will take effect only if this would have the effect of lowering the Basic Fee. Starting with January, 1997, the Performance Fee will take effect for purposes of both increasing and lowering the Basic Fee.


     Starting with July, 1996, a new month will be added to the performance period each month until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the preceding 35 months.

     The Trust's investment performance will be measured by comparing the (i) opening net asset value of one share of the Trust on the first business day of the performance period with (ii) the closing net asset value of the one share of the Trust as of the last business day of such period. In computing the investment performance of the Trust and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Trust, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

     The computation of the performance adjustment will not be cumulative. Except during the Transition Period, a positive fee adjustment will apply even though the performance of the Trust over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Trust over some period of time shorter than the performance period has been ahead of that of the Index.


     (v) One-twelfth of the annual Performance Adjustment rate shall be applied to the average of the net assets of the Trust (computed in the manner set forth in the Declaration of Trust of the Trust adjusted as provided above, if applicable) determined as of the close of business on each business day through out the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.


     (vi) In the event of termination of this Agreement, the Carryover Fee or Basic Fee then in effect shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Agreement is in effect, provided that if this Agreement has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.


     (b) If the operating expenses of the Trust in any year exceed the limits set by state securities laws or regulations in states in which shares of the Trust are sold, the amount payable to the Manager under subsection (a) above will be reduced (but not below $0), and the Manager shall make other arrangements concerning expenses but, in each instance, only as and to the extent required by such laws or regulations. If amounts have already been advanced to the Manager under this Agreement, the Manager will return such amounts to the Trust to the extent required by the preceding sentence.



     (c) In addition to the foregoing, the Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.



     4. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, at a meeting of Trustees called for the purpose of voting on such approval and by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. The authority given to the Manager in Sections 1 through 6 hereof may be delegated by it under any such agreement; PROVIDED, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment, because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.


     5. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.



     6. (a) Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, Trustees, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment advisor to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.



     (b) In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its Trustees, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Trust's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Trust the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients.


     (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such clients.



     7. This Agreement shall become effective on the date hereof and shall remain in force until May 31, 1997 and from year to year thereafter, but only so long as its continuance is approved annually by a vote of the Trustees of the Trust voting in person, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, at a meeting of Trustees called for the purpose of voting on such approval or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust, subject to the right of the Trust and the Manager to terminate this contract as provided in Section 8 hereof.



     8. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of its outstanding voting securities" (as defined in the 1940 Act) and the giving of 60 days' written notice to the other party.



     9. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.


     10. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.


     11. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any series thereof.

     12. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.



     13. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.



     14. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.



     15. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.




ATTEST:                                PIONEER MID-CAP FUND

                                       By:
---------------------------------         -----------------------------------
Joseph P. Barri                           John F. Cogan, Jr.
Secretary                                 Chairman and President


ATTEST:                                PIONEERING MANAGEMENT CORPORATION

                                       By:
---------------------------------         -----------------------------------
Joseph P. Barri                            David D. Tripple
Secretary                                  President

                                                                       EXHIBIT B


                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 31st day of January, 1996, by and between Pioneer Three, a Massachusetts business trust (the "Current Fund"), and Pioneer Mid-Cap Fund, a business trust duly formed under the laws of the State of Delaware (the "Successor Trust").



     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 (a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "reorganization") of the Current Fund, as a new separate series of the Successor Trust. The reorganization will involve the transfer of all of the assets of the Current Fund to the sole series of the Successor Trust (the "Successor Fund") solely in exchange for (1) assumption by the Successor Fund of all liabilities of the Current Fund and (2) the issuance of shares of beneficial interest (the "Successor Shares") by the Successor Trust on behalf of the Successor Fund to the Current Fund, followed by the pro rata distribution on the Closing Date (as defined below) of the Successor Shares to the holders of shares of beneficial interest of the Current Fund (the "Current Fund Shareholders") in exchange for their shares of the Current Fund in liquidation and termination of the Current Fund, all upon the terms and conditions hereinafter set forth in this Agreement.


     In consideration of the premises and of the covenants and agreements hereinafter set forth the parties hereto covenant and agree as follows.


1. TRANSFER OF ASSETS OF THE CURRENT FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR SHARES OF THE SUCCESSOR TRUST; TERMINATION OF THE CURRENT FUND



     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Current Fund agrees to transfer all of the assets of the Current Fund as set forth in paragraph 1.2 and assign and transfer all of its liabilities to the Successor Fund of the Successor Trust which has been established solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Current Fund. The Successor Trust has not issued any Shares or commenced operations. The Successor Trust on behalf of the Successor Fund agrees that in exchange for all of the assets of the Current Fund (1) the Successor Fund shall assume all of the liabilities of the Current Fund, whether contingent or otherwise, then existing, and further (2) the Successor Trust shall deliver to the Current Fund the number of full and fractional Successor Shares equal to the value of the assets of the Current Fund transferred to the Successor Fund, minus the liabilities of the Current Fund assumed by the Successor Fund (the "Net Assets"), as described in paragraph 3.1 on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

     1.2 The assets of the Current Fund to be acquired by the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Current Fund and other property owned by the Current Fund and any deferred or prepaid expenses shown as assets on the books of the Current Fund on the Closing Date provided for in paragraph 3.1.


     1.3 Immediately upon delivery to the Current Fund of Successor Shares, any duly authorized officer of the Current Fund shall cause the Current Fund, as the then sole shareholder of the Successor Fund, to (i) elect as Trustees of the Successor Trust the persons who currently serve as Trustees of the Current Fund;
(ii) ratify the selection of the independent accountants; (iii) approve an investment advisory agreement for the Successor Fund in the form currently approved by the shareholders of the Current Fund; (iv) approve a Rule 12b-1 plan in the form currently in place with respect to the Current Fund; and (v) adopt, on behalf of the Successor Fund, the investment objectives, investment policies and investment restrictions of the Current Fund.


     1.4 As provided in paragraph 3.4, on the Closing Date the Current Fund will distribute in liquidation the Successor Shares pro rata in proportion to the Current Fund's respective shares of beneficial interest in the Current Fund ("Current Fund Shares") to Current Fund Shareholders of record determined as of the close of business on the Closing Date, in exchange for the Current Fund Shares. Such distribution will be accomplished by the transfer of the Successor Shares then credited to the account of the Current Fund on the share records of the Successor Trust to open accounts on those records in the names of the Current Fund Shareholders and representing the respective pro rata number of the Successor Shares received from the Successor Trust on behalf of the Successor Fund due the Current Fund Shareholders. The Successor Trust shall not issue certificates representing Successor Shares in connection with such distribution. Fractional Successor Shares shall be rounded to the third place after the decimal point.



     1.5 As soon as practicable after the distribution of the Successor Shares as set forth in Section 1.4, the Current Fund shall be terminated and any such further actions shall be taken in connection therewith as are required by applicable law.


     1.6 Ownership of the Successor Shares of each Successor Fund Shareholder shall be maintained separately on the books of Pioneering Services Corporation as the Successor Trust's shareholder services and transfer agent.

     1.7 Any transfer taxes payable upon issuance of Successor Shares in a name other than the registered holder of the Current Fund Shares on the books of the Current Fund as of that time shall be paid by the person to whom such Successor Shares are to be distributed as a condition of such transfer.


2.  VALUATION


     2.1 The value of the Current Fund's Net Assets to be acquired by the Successor Trust on behalf of the Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Current Fund's prospectus on the Closing Date using the valuation procedures set forth in the Current Fund's current prospectus or statement of additional information.

     2.2 The value of full and fractional Successor Shares to be issued in exchange for the Current Fund's Net Assets shall be equal to the value of the Net Assets of the Current Fund on the Closing Date, and the number of such Successor Shares shall equal the number of full and fractional Current Fund Shares of the Current Fund on the Closing Date.

     2.3 All computations of value shall be made by Brown Brothers Harriman & Co. as custodian for the Current Fund and the Successor Trust.


3.  CLOSING AND CLOSING DATE



     3.1 The transfer of the Current Fund's assets in exchange for the assumption by the Successor Fund of the Current Fund's liabilities and the issuance of Successor Shares to the Current Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Hale and Dorr at 60 State Street, Boston, Massachusetts 02109 on January 31, 1996 ("Closing Date"), or at such other place or date on or prior to March 31, 1996 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of any Current Fund or at such other time and/or place as the parties may agree.



     3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of any Current Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Current Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.


     3.3 The Current Fund shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Current Fund, of the Current Fund's reorganization as the Successor Fund.

     3.4 Pioneering Services Corporation, as shareholder services and transfer agent for the Current Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of the Current Fund Shareholder account to an account as a holder of Successor Shares. The Successor Trust shall issue and deliver to the Current Fund a confirmation evidencing the Successor Shares to be credited on the Closing Date or provide evidence satisfactory to the Current Fund that such Successor Shares have been credited to the Current Fund's account on the books of the Successor Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Current Fund shall be presented by the Current Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Current Fund to the Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Current Fund shall be delivered to the Successor Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Successor Fund' account maintained with the Custodian with immediately available funds.


4.  REPRESENTATIONS AND WARRANTIES


     4.1  The Current Fund represents and warrants as follows:

          4.1.A. The Current Fund is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Current Fund, to perform its obligations under this Agreement. The Current Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Current Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


          4.1.B. The Current Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;



          4.1.C. The Current Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or By-laws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Current Fund is a party or by which the Current Fund is bound;



          4.1.D. The Current Fund has no material contracts or other commitments (other than this Agreement or agreements on behalf of a Current Fund for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated without liability to the Current Fund on or prior to the Closing Date;

          4.1.E. No material litigation or administrative proceeding or investigation of or before any court or governmental body presently is pending or threatened against the Current Fund or any of its properties or assets. The Current Fund knows of no facts that might form the basis for the institution of such proceedings and the Current Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;



          4.1.F. At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Current Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;



          4.1.G. The Current Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;



          4.1.H. The authorized capital of the Current Fund consists of an unlimited number of shares of beneficial interest. All issued and outstanding shares of beneficial interest of the Current Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. The Current Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;



          4.1.I. The information to be furnished by the Current Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;



          4.1.J. All of the issued and outstanding Current Fund Shares will at the time of the Closing be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;



          4.1.K. At the Closing Date, the Current Fund will have good and marketable title to the assets to be transferred to the Successor Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended;



          4.1.L. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Current Fund and this Agreement constitutes a valid and binding obligation of the Current Fund enforceable in accordance with its terms, subject to the approval of the Current Fund's Shareholders; and


          4.1.M. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.


     4.2  The Successor Trust represents and warrants as follows:


          4.2.A. The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement; the Successor Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability; the Successor Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted; that as of the date hereof and as of the Closing Date, the Successor Fund is the only series of the Successor Trust; and the Successor Fund is a duly established and designated series of the Successor Trust;



          4.2.B. The Successor Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-laws of the Successor Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust is a party or by which the Successor Trust is bound;



          4.2.C. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Successor Trust or any of its properties or assets. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings, and the Successor Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;



          4.2.D. The Successor Trust will cause the Successor Fund to qualify as a regulated investment company under subchapter M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;



          4.2.E. Prior to the Closing Date, there shall be no issued and outstanding Successor Shares or any other securities of the Successor Trust; Successor Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable;



          4.2.F. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Successor Trust, and this

     Agreement constitutes a valid and binding obligation of the Successor Trust enforceable against the Successor Trust in accordance with its terms;


          4.2.G. The information to be furnished by the Successor Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and



          4.2.H. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.



5.  COVENANTS OF THE CURRENT FUND AND THE SUCCESSOR TRUST


     5.1 The Current Fund covenants that the Successor Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.2 The Current Fund covenants that it will assist the Successor Trust in obtaining such information as the Successor Trust reasonably requests concerning the beneficial ownership of Current Fund Shares.

     5.3 The Current Fund will, from time to time, as and when requested by the Successor Trust execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Successor Trust may deem necessary or desirable in order to vest in, and confirm to, the Successor Fund, title to, and possession of, all the assets of the Current Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

     5.4 The Successor Trust will, from time to time, as and when requested by the Current Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Current Fund may deem necessary or desirable in order to vest in, and confirm to, the Current Fund, on behalf of the Current Funds, title to, and possession of, the Successor Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

     5.5 The Successor Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

     5.6 Subject to the provisions of this Agreement, the Successor Trust and the Current Fund each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7 As promptly as practicable, but in any event within 60 days after the Closing Date, the Current Fund shall furnish to the Successor Trust, in such form as is reasonably satisfactory to the Successor Trust, a statement of the earnings and profits of the Current Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of the Current Fund.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT FUND


     The obligations of the Current Fund to consummate the transactions provided for herein shall be subject to the performance by the Successor Trust of all the obligations to be performed by the Successor Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 All representations and warranties of the Successor Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

     6.2 The Successor Trust shall have delivered on the Closing Date to the Current Fund a certificate executed in the Successor Trust's name by its President or Vice President, in form and substance satisfactory to the Current Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Current Fund shall reasonably request.


     Each of the foregoing conditions precedent may be waived by the Current
Fund.



7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST


     The obligations of the Successor Trust to consummate the transactions provided for herein shall be subject to the performance by the Current Fund of all the obligations to be performed by the Current Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 All representations and warranties of the Current Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Current Fund shall have delivered to the Successor Trust on the Closing Date a statement of the Current Fund's assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Current Fund as to its portfolio securities and the Current Fund's federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

     7.3 The Current Fund shall have delivered to the Successor Trust on the Closing Date a certificate executed in the Current Fund's name by its President or Vice President, in form and substance satisfactory to the Successor Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Current Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Trust shall reasonably request.

     Each of the foregoing conditions precedent may be waived by the Successor Trust.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT FUND AND THE SUCCESSOR TRUST


     The obligations of the Current Fund and the Successor Trust are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Current Fund's Shareholders in accordance with applicable law;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with, the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Successor Trust or the Current Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Trust or the Current Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The President of the Successor Trust shall have delivered a certificate to the Current Fund on the Closing Date certifying that the Successor Trust has taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act; and

     8.5 The Current Fund and the Successor Trust shall have received on or before the Closing Date an opinion of Hale and Dorr satisfactory to the Current Fund and the Successor Trust, substantially to the effect that, with respect to the Current Fund, for federal income tax purposes:


          8.5.A. The acquisition of all of the assets of a Current Fund by the Successor Fund solely in exchange for the issuance of Successor Shares to the Current Fund and the assumption by the Successor Fund of all of the liabilities of the Current

     Fund, followed by the distribution in liquidation by the Current Fund of such Successor Shares to the Current Fund Shareholders in exchange for their Current Fund Shares and the termination of the Current Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Current Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;



          8.5.B.  No gain or loss will be recognized by the Current Fund upon
     (i) the transfer of all of its assets to the Successor Fund solely in exchange for the issuance of Successor Shares to the Current Fund and the assumption by the Successor Fund of the Current Fund's liabilities and (ii) the distribution by the Current Fund of the Successor Shares to the Current Fund Shareholders;



          8.5.C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the Current Fund's assets solely in exchange for the issuance of the Successor Shares to the Current Fund and the assumption by the Successor Fund of all of the liabilities of the Current Fund;



          8.5.D. The tax basis of the assets acquired by a Successor Fund from the Current Fund will be the same as the tax basis of those assets in the Current Fund's hands immediately before the transfer;



          8.5.E. The tax holding period of the assets of the Current Fund in the hands of the Successor Fund will include the Current Fund's tax holding period for those assets;



          8.5.F. The Current Fund's Shareholders will not recognize gain or loss upon the exchange of all of their Current Fund Shares solely for Successor Shares as part of the transaction;



          8.5.G. The tax basis of the Successor Shares received by Current Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Current Fund Shares surrendered in exchange therefor; and



          8.5.H. The tax holding period of the Successor Shares received by Current Fund Shareholders will include, for each such Shareholder, the tax holding period for the Current Fund Shares surrendered in exchange therefor, provided that the Current Fund Shares were held as capital assets on the date of the exchange.


     The Current Fund and Successor Trust each agree to make and provide representations with respect to the Current Fund and the Successor Fund which are reasonably necessary to enable Hale and Dorr to deliver an opinion substantially as set forth in this paragraph 8.5, which opinion may address such other federal income tax consequences, if any, as Hale and Dorr believes to be material to the transaction.

     Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr set forth in paragraph 8.5, may be waived by that party.

9.  BROKERAGE FEES AND EXPENSES


     9.1 The Successor Trust and the Current Fund each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

     9.2 The Current Fund and the Successor Fund shall each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated; if the transactions are consummated, such expenses of the Current Fund will be assumed by the Successor Fund as part of the transactions.


10.  ENTIRE AGREEMENT


     The Successor Trust and the Current Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.


11.  TERMINATION


     11.1 This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Fund. In addition, either the Successor Trust or the Current Fund may at its option terminate this Agreement at or prior to the Closing Date because:


          11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or



          11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Successor Trust or the Current Fund, or their respective trustees, directors or officers, to the other party or its trustees, directors or officers.


12.  AMENDMENT


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Current Funds' Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Shares to be paid to the Current Fund Shareholders under this Agreement to the detriment of the Current Fund Shareholders without their further approval.

13.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT


     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     13.5 All persons dealing with the Successor Trust must look solely to the property of the Successor Trust for the enforcement of any claims against the Successor Trust as neither the Trustees, officers, agents nor shareholders of the Successor Trust assume any personal liability for obligations entered into on behalf of the Successor Trust. No other series of the of the Successor Trust hereafter established shall be responsible for any obligations assumed by the Successor Trust on behalf of the Successor Fund under this Agreement.

     13.6 A copy of the Agreement and Declaration of Trust of the Current Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Current Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, or shareholders of the Current Fund individually, but are binding only upon the assets and property of the Current Fund.


14.  NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Fund or the Successor Trust, each at 60 State Street, Boston, Massachusetts 02109,
Attention: Secretary.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                                            PIONEER THREE



                                            By:
                                               -------------------------------



                                            Its:
                                                ------------------------------


                                              Title



                                            PIONEER MID-CAP FUND,


                                            a Delaware business trust,


                                            on behalf of


                                            Pioneer Mid-Cap Fund



                                            By:
                                               -------------------------------



                                            Its:
                                                ------------------------------


                                              Title

                                                                       1295-2755